Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill [Abstract]
Goodwill

(10) Goodwill

Goodwill was generated from our acquisition of Shandong Fuwei in October 2004, which is not deductible for tax purposes but attributable to the development potential of business acquired. We test goodwill for impairment annually on December 31 using an income approach to measure implied fair value of goodwill. Due to the deterioration in market conditions resulting in decreased average selling prices of our BOPET products, which was primarily experienced in 2012, our total revenue and gross margin severely decreased. We performed a two-step goodwill impairment test as of December 31, 2012. The first step compared the fair value of Shandong Fuwei, one of our reporting units, to its carrying amount, including goodwill. Since the result of the first step indicated that there would be impairment, the second step was performed by comparing the implied fair value of goodwill to the carrying value of the reporting unit's goodwill, which applied a discounted cash flow approach. Base on the impairment test result, we fully impaired the goodwill of RMB10,276 (US$1,649) in 2012. No impairment of goodwill was recorded in 2011. As of December 31, 2012 and 2011, goodwill was RMB0 (US$0) and RMB10,276, respectively.